                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2

              [SPECIALITY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                    TRUSTEE

                                AUGUST [18], 2005

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

               SCENARIO                                    1                2                3                4
                 Speed
                 Rates                 Pricing      75% Rabo Curves  100% Rabo Curves 135% Rabo Curves 75% Rabo Curves
               Triggers                                 Forward          Forward          Forward          Forward
             Cleanup Call                                Fail             Fail             Fail             Fail
          Default P&l Advance                         To Maturity      To Maturity      To Maturity      To Maturity
           Default Severity                          100% Advance     100% Advance     100% Advance     100% Advance
         Default Recovery Lag                            35%              35%              35%              55%
            Default Balance             Months         12 months        12 months        12 months        12 months
            CPR = CDR + CRR        Capped at prepay Current Balance  Current Balance  Current Balance  Current Balance
               CPR= CRR              PSA standard      CPR= CRR         CPR= CRR         CPR= CRR         CPR= CRR
---------------------------------  ---------------- ---------------  ---------------- ---------------- ---------------
                Initial
       Ratings   Bond    Subord
Class    M/S     Size    ination
----- --------- -------- --------
 A     Aaa/AAA    88.30   11.70     CDR
                                    CummLooses

 M1      AA+       2.25    9.45     CDR
                                    CummLooses

 M2      AA        2.05    7.40     CDR
                                    CummLooses

 M3      AA-       1.40    6.00     CDR                 11.71           12.17                13.12           7.20
                                    Wal                 14.76           11.86                 8.97          16.81
                                    CummLooses          12.26%          10.19%                8.39%         13.44%

 M4      A+        1.05    4.95     CDR
                                    CummLooses

 M5       A        0.85    4.10     CDR
                                    CummLooses

 M6       A-       0.50    3.60     CDR                  9.25            9.09                 9.09           5.83
                                    Wal                 18.72           15.23                11.60          20.61
                                    CummLooses          10.36%           8.11%                6.14%         11.33%

 B1      BBB+      1.00    2.60     CDR
                                    CummLooses

 B2       BBB      1.00    1.60     CDR
                                    CummLooses

 B2      BBB-      1.00    0.60     CDR
                                    CummLooses

                                    CDR
                                    CummLooses

                                    CDR
                                    CummLooses

OC                 0.60       -                             -               -                    -              -


               SCENARIO                                  5                6                 7                  8
                 Speed                                               75% Rabo Curves   100% Rabo Curves  135% Rabo Curves
                 Rates                Pricing      100% Rabo Curves 135% Rabo Curves      Static for        Static for
               Triggers                                Forward          Forward       12 mo/spike 400   12 mo/spike 400
             Cleanup Call                               Fail             Fail              Fail              Fail
          Default P&l Advance                        To Maturity      To Maturity       To Maturity       To Maturity
           Default Severity                         100% Advance     100% Advance      100% Advance      100% Advance
         Default Recovery Lag                            55%              55%               35%               35%
            Default Balance            Months         12 months        12 months         12 months         12 months
            CPR = CDR + CRR       Capped at prepay Current Balance  Current Balance   Current Balance   Current Balance
               CPR= CRR             PSA standard      CPR= CRR         CPR= CRR          CPR= CRR          CPR= CRR
--------------------------------- ---------------- ---------------- ----------------  ---------------   ----------------
                Initial
       Ratings   Bond    Subord
Class    M/S     Size    ination
----- --------- -------- --------
 A     Aaa/AAA   88.30    11.70    CDR
                                   CummLooses

 M1      AA+      2.25     9.45    CDR
                                   CummLooses

 M2      AA       2.05     7.40    CDR
                                   CummLooses

 M3      AA-      1.40     6.00    CDR                      7.47            8.04            7.36            8.10
                                   Wal                     13.26            9.82           16.85           13.13
                                   CummLooses              10.84%           8.67%           8.71%           7.38%

 M4      A+       1.05     4.95    CDR
                                   CummLooses

 M5       A       0.85     4.10    CDR
                                   CummLooses

 M6       A-      0.50     3.60    CDR                      5.71            5.69            5.19            5.26
                                   Wal                     16.52           12.37           12.31            9.45
                                   CummLooses               8.62%           6.35%           6.56%           5.11%

 B1      BBB+     1.00     2.60    CDR
                                   CummLooses

 B2       BBB      1.00     1.60   CDR
                                   CummLooses

 B2      BBB-      1.00     0.60   CDR
                                   CummLooses

                                   CDR
                                   CummLooses




OC                 0.60        -               -               -               -               -               -


               SCENARIO                                     9                 10               11                12
                 Speed                                                 75% Rabo Curves  100% Rabo Curves  135% Rabo Curves
                 Rates                 Pricing          Static for        Static for         Static for        Static for
               Triggers                              12 mo/spike 400   12 mo/spike 400   12 mo/spike 400   12 mo/spike 400
             Cleanup Call                                  Fail              Fail             Fail              Fail
          Default P&l Advance                          To Maturity       To Maturity       To Maturity       To Maturity
           Default Severity                            100% Advance      100% Advance     100% Advance      100% Advance
         Default Recovery Lag                              35%               55%               55%               55%
            Default Balance             Months          12 months         12 months         12 months         12 months
            CPR = CDR + CRR        Capped at prepay  Current Balance   Current Balance   Current Balance   Current Balance
               CPR= CRR              PSA standard        CPR= CRR          CPR= CRR         CPR= CRR          CPR= CRR
---------------------------------  ----------------  ----------------  ----------------  ----------------  ----------------
                Initial
       Ratings   Bond    Subord
Class    M/S     Size    ination
----- --------- -------- --------
 A     Aaa/AAA   88.30    11.70     CDR
                                    CummLooses

 M1      AA+      2.25     9.45     CDR
                                    CummLooses

 M2      AA       2.05     7.40     CDR
                                    CummLooses

 M3      AA-      1.40     6.00     CDR                9.65                    4.53            4.95            5.89
                                    Wal                9.56                   18.39           14.21           10.26
                                    CummLooses         6.47%                   9.19%           7.61%           6.56%

 M4      A+       1.05     4.95     CDR
                                    CummLooses

 M5       A       0.85     4.10     CDR
                                    CummLooses

 M6       A-      0.50     3.60     CDR                5.78                    3.27            3.29            3.60
                                    Wal                6.79                   13.14            9.94            7.06
                                    CummLooses         4.10%                   6.92%           5.27%           4.15%

 B1      BBB+     1.00     2.60     CDR
                                    CummLooses

 B2       BBB      1.00    1.60     CDR
                                    CummLooses

 B2      BBB-      1.00    0.60     CDR
                                    CummLooses

                                    CDR
                                    CummLooses

                                    CDR
                                    CummLooses
                                    CDR
 OC                0.60       -     CummLooses                                    -               -               -